                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 12, 2002

                                   BLYTH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware            1-13026               36-2984916
            ---------------------------------------------------------
             (State or other     (Commission            (IRS Employer
             jurisdiction of      File Number)        Identification No.)
             incorporation)

              One East Weaver Street, Greenwich, Connecticut 06831
              -----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

        See Exhibit 99.1 attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            99.1 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BLYTH, INC.


Date: November 12, 2002                  By: /s/ Bruce D. Kreiger
                                         -----------------------------
                                         Name: Bruce D. Kreiger
                                         Title: Vice President & General Counsel